UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

December 19, 2006 (December 15, 2006)
(Date of Report (date of earliest event reported))

MortgageIT Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-32213 (Commission File No.)	20-0947002 (I.R.S. Employer Identification Number)

33 Maiden Lane New York, NY (Address of principal executive office)	10038 (Zip Code)
(212) 651-7700 (Registrant’s telephone number, including area code)
None (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Effective as of December 15, 2006, MortgageIT Holdings, Inc. (the ‘‘Company’’) entered into Amendment Number One (the ‘‘Amendment’’) to Master Repurchase Agreement, dated May 25, 2006 (the ‘‘MRA’’), among the Company, MortgageIT, Inc. and Bank of America, N.A. The only significant change to the MRA resulting from the Amendment was to revise the definition of Termination Date to include Change of Control as a terminating event. Capitalized terms not defined in this Current Report on Form 8-K have the meanings ascribed to them in the Amendment. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

* * * *

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.
10.1	Amendment Number One to Master Repurchase Agreement, dated May 25, 2006, among MortgageIT Holdings, Inc., MortgageIT, Inc. and Bank of America, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGEIT HOLDINGS, INC.
	By:	/s/ Andy Occhino
Andy Occhino Secretary
Date: December 19, 2006

MORTGAGEIT HOLDINGS, INC.
CURRENT REPORT ON FORM 8-K
Report Dated December 19, 2006 (December 15, 2006)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment Number One to Master Repurchase Agreement, dated May 25, 2006, among MortgageIT Holdings, Inc., MortgageIT, Inc. and Bank of America, N.A.